Exhibit 99.03

MONTHLY CERTIFICATEHOLDERS’ STATEMENT

BANK ONE, DELAWARE, NATIONAL ASSOCIATION

FIRST USA CREDIT CARD MASTER TRUST, SERIES 1997-1

Monthly Period:	01/01/2004 to 01/31/2004
Distribution Date	02/17/2004
Transfer Date:	02/13/2004

Under Section 5.02 of the Amended and Restated Pooling and Servicing Agreement dated as of March 28, 2002 (the “Pooling and Servicing Agreement”) by and between Bank One, Delaware, National Association, (the “Bank”) and The Bank of New York (Delaware), as trustee (the “Trustee”) the Bank, as Servicer, is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the First USA Credit Card Master Trust (the “Trust”) during the previous month. The information which is required to be prepared with respect to the Distribution Date noted above and with respect to the performance of the Trust during the month noted above is set forth below. Certain information is presented on the basis of an original principal amount of $1,000 per Series 1997-1 Certificate (a “Certificate”). Certain other information is presented based on the aggregate amount for the Trust as a whole. Capitalized terms used in this Monthly Certificateholders’ Statement have their respective meanings set forth in the Pooling and Servicing Agreement.

A.	Information Regarding the Current Monthly Distribution

	1.	The total amount of the distribution to Certificateholders on the Distribution Date per $1,000 original certificate principal amount
			Class A	$1,000.93333
			Class B	$1,001.09667
			CIA	$1,001.51667

	2.	The amount of the distribution set forth in paragraph 1 above in respect of interest on the Certificates, per $1,000 original certificate principal amount
			Class A	$0.93333
			Class B	$1.09667
			CIA	$1.51667

MONTHLY CERTIFICATEHOLDERS’ STATEMENT	Series 1997-1

	3.	The amount of the distribution set forth in paragraph 1 above in respect of principal on the Certificates, per $1,000 original certificate principal amount
				Class A	$1,000.00000
				Class B	$1,000.00000
				CIA	$1,000.00000

					$1,000.00000

B.	Information Regarding the Performance of the Trust

	1.	Allocation of Principal Receivables

		(a1)	The aggregate amount of Allocations of Principal Receivables processed during the Monthly Period which were allocated in respect of the Certificates
				Class A	$104,746,276.45
				Class B	$9,486,455.23
				CIA	$11,989,825.35

				Total	$126,222,557.03

	2.	Allocation of Finance Charge Receivables

		(a1)	The aggregate amount of Allocations of Finance Charge Receivables processed during the Monthly Period which were allocated in respect of the Certificates
				Class A	$8,460,817.01
				Class B	$766,262.67
				CIA	$968,470.88

				Total	$10,195,550.56

		(b1)	Principal Funding Investment Proceeds (to Class A)		$0.00
		(b2)	Withdrawals from Reserve Account (to Class A)		$0.00

			Class A Available Funds		$8,460,817.01

		(c1)	Principal Funding Investment Proceeds (to Class B)		$0.00
		(c2)	Withdrawals from Reserve Account (to Class B)		$0.00
			Class B Available Funds		$766,262.67

		(d1)	Principal Funding Investment Proceeds (to CIA)		$0.00
		(d2)	Withdrawals from Reserve Account (to CIA)		$0.00
			CIA Available Funds		$968,470.88

		(e1)	Total Principal Funding Investment Proceeds		$0.00
		(e2)	Investment Earnings on deposits to Reserve Account		$0.00

MONTHLY CERTIFICATEHOLDERS’ STATEMENT	Series 1997-1

3.	Principal Receivable / Investor Percentages

	(a)	The aggregate amount of Principal Receivables in the Trust as of 1/31/04		$46,141,635,778.50

	(b)	Invested Amount as of 1/31/04 (Adjusted Class A Invested Amount during Accumulation Period)
			Class A	$750,000,000.00
			Class B	$67,770,000.00
			CIA	$85,845,000.00

			Total	$903,615,000.00

	(c)	The Floating Allocation Percentage
			Class A	1.590%
			Class B	0.144%
			CIA	0.182%

			Total	1.916%

	(d)	During the Accumulation Period: The Invested Amount as of 12/31/03 (the last day of the Revolving Period)
			Class A	$750,000,000.00
			Class B	$67,770,000.00
			CIA	$85,845,000.00

			Total	$903,615,000.00

	(e)	The Fixed/Floating Allocation Percentage
			Class A	1.590%
			Class B	0.144%
			CIA	0.182%

			Total	1.916%

4.	Delinquent Balances

	The aggregate amount of outstanding balances in the Accounts which were delinquent as of the end of the day on the last day of the Monthly Period

	(a)	30 - 59 days		$640,546,815.78
	(b)	60 - 89 days		$454,403,036.74
	(c)	90 - 119 days		$375,629,433.98
	(d)	120 - 149 days		$326,066,952.23
	(e)	150 - 179 days		$296,341,045.56
	(f)	180 or more days		$0.00

			Total	$2,092,987,284.29

MONTHLY CERTIFICATEHOLDERS’ STATEMENT	Series 1997-1

5.	Monthly Investor Default Amount.

	(a)	The aggregate amount of all defaulted Principal Receivables written off as uncollectible during the Monthly Period allocable to the Invested Amount (the aggregate “Investor Default Amount”)
			Class A	$3,834,307.44
			Class B	$347,258.04
			CIA	$438,895.56

			Total	$4,620,461.04

6.	Investor Charge-Offs & Reimbursements of Charge-Offs.

	(a)	The aggregate amount of Class A Investor Charge-Offs and the reductions in the Class B Invested Amount and the CIA
			Class A	$0.00
			Class B	$0.00
			CIA	$0.00

			Total	$0.00

	(b)	The amounts set forth in paragraph 6(a) above, per $1,000 original certificate principal amount (which will have the effect of reducing, pro rata, the amount of each Certificateholder’s investment)

			Class A	$0.00
			Class B	$0.00
			CIA	$0.00

			Total	$0.00

	(c)	The aggregate amount of Class A Investor Charge-Offs reimbursed and the reimbursement of reductions in the Class B Invested Amount and the CIA
			Class A	$0.00
			Class B	$0.00
			CIA	$0.00

			Total	$0.00

	(d)	The amounts set forth in paragraph 6(c) above, per $1,000 interest (which will have the effect of increasing, pro rata, the amount of each Certificateholder’s investment)
			Class A	$0.00
			Class B	$0.00
			CIA	$0.00

			Total	$0.00

MONTHLY CERTIFICATEHOLDERS’ STATEMENT	Series 1997-1

7.	Investor Servicing Fee
	(a)	The amount of the Investor Monthly Servicing Fee payable by the Trust to the Servicer for the Monthly Period
			Class A	$937,500.00
			Class B	$84,712.50
			CIA	$107,306.25

			Total	$1,129,518.75

8.	Reallocated Principal Collections
		The amount of Reallocated CIA and Class B Principal Collections applied in respect of Interest Shortfalls, Investor Default Amounts or Investor Charge-Offs for the prior month

			Class B	$0.00
			CIA	$0.00

			Total	$0.00

9.	CIA Invested Amount
	(a)	The amount of the CIA Invested Amount as of the close of business on the related Distribution Date after giving effect to withdrawals, deposits and payments to be made in respect of the preceding month		$0.00
	(b)	The Required CIA Invested Amount as of the close of business on the related Distribution Date after giving effect to withdrawals, deposits and payments to be made in respect of the preceding month		$0.00

10.	The Pool Factor
	(a)	The Pool Factor (which represents the ratio of the amount of the Investor Interest on the last day of the Monthly Period, inclusive of any principal payments to be made on the related Distribution Date, to the amount of the Investor Interest as of the Closing Date). The amount of a Certificateholder’s pro rata share of the Investor Participation Amount can be determined by multiplying the original denomination of the holder’s Certificate by the Pool Factor
			Class A	0.00000000
			Class B	0.00000000
			Total	0.00000000

MONTHLY CERTIFICATEHOLDERS’ STATEMENT	Series 1997-1

	11.	The Portfolio Yield
			The Portfolio Yield for the related Monthly Period	7.19%

	12.	The Base Rate
			The Base Rate for the related Monthly Period	3.29%

C	Information Regarding the Principal Funding Account
	1.	Accumulation Period
		(a)	Accumulation Period Commencement Date	01/01/2004
		(b)	Accumulation Period Length (months)	1
		(c)	Accumulation Period Factor	15.28
		(d)	Required Accumulation Factor Number	8
		(e)	Controlled Accumulation Amount	$903,615,000.00
		(f)	Minimum Payment Rate (last 12 months)	12.55%

	2.	Principal Funding Account
		Beginning Balance		$0.00
		Plus:	Principal Collections for related Monthly Period from Principal Account	$903,615,000.00
		Plus:	Interest on Principal Funding Account Balance for related Monthly Period	$0.00
		Less:	Withdrawals to Finance Charge Account	$0.00
		Less:	Withdrawals to Distribution Account	$903,615,000.00

		Ending Balance		$0.00

	3.	Accumulation Shortfall

			The Controlled Deposit Amount for the previous Monthly Period	$0.00

		Less:	The amount deposited into the Principal Funding Account for the Previous Monthly Period	$0.00
			Accumulation Shortfall	$0.00

			Aggregate Accumulation Shortfalls	$0.00

	4.	Principal Funding Investment Shortfall

			Covered Amount	$0.00
		Less:	Principal Funding Investment Proceeds	$0.00

			Principal Funding Investment Shortfall	$0.00

MONTHLY CERTIFICATEHOLDERS’ STATEMENT	Series 1997-1

D.	Information Regarding the Reserve Account

	1.	Required Reserve Account Analysis

		(a)	Required Reserve Account Amount percentage	0.00000%

		(b)	Required Reserve Account Amount ($) .5% of Invested Amount or other amount designated by Transferor)	$0.00

		(c)	Required Reserve Account Balance after effect of any transfers on the Related Transfer Date	$0.00

		(d)	Reserve Draw Amount transferred to the Finance Charge Account on the Related Transfer Date	$0.00

	2.		Reserve Account Investment Proceeds
			Reserve Account Investment Proceeds transferred to the Finance Charge Account on the Related Transfer Date	$0.00

	3.		Withdrawals from the Reserve Account
			Total Withdrawals from the Reserve Account transferred to the Finance Charge Account on the related Transfer Date (1 (d) plus 2 above)	$0.00

	4.		The Portfolio Adjusted Yield
			The Portfolio Adjusted Yield for the related Monthly Period	3.94%

Bank One, Delaware, National Association as Servicer

By:	/s/ RANDY J. REDCAY
Randy J. Redcay
First Vice President